Investor Presentation: February 26, 2019 Exhibit 99.2

Safe Harbor Forward Looking Statements This presentation contains “forward-looking” statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company’s results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate and any statements of assumptions underlying any of the foregoing. These statements are based on estimates and information available to us at the time of this presentation and are not guarantees of future performance. These forward-looking statements are based on certain assumptions and are subject to risks and uncertainties, including those described in the “Risk Factors” section and elsewhere in the preliminary prospectus for this offering. You should read the prospectus, including the Risk Factors set forth therein and the documents that the Company has filed as exhibits to the registration statement, of which the prospectus is a part, completely and with the understanding that if any such risks or uncertainties materialize or if any of the relevant assumptions prove incorrect, the Company’s actual results could differ materially from the results expressed or implied by these forward-looking statements. Except as required by law we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Non-GAAP Disclosure This presentation contains certain non-GAAP financial measures such as EBITDA and adjusted EBITDA among others. While the company believes these non-GAAP financial measures provide useful information for investors, the presentation of this information is not intended to be considered in isolation or as a substitute for the financial information presented in accordance with GAAP. Please refer to the Company’s earnings press releases for a reconciliation of non-GAAP financial measures to the most comparable measures prepared in accordance with GAAP.

WE FUNDAMENTALLY BELIEVE THAT FRESHPET HAS THE POTENTIAL TO CHANGE THE WAY PEOPLE FEED THEIR PETS . . . FOREVER

Growing 25 pts. faster than category in all classes of trade % Change vs YA by Class of Trade Nielsen: Freshpet RFG $ as of 12-29-18

Increased penetration & buying rate Total Freshpet Buying Rate, Penetration and Repeat Rate Source: TTL FP RFG, 52 weeks ending 12/29/18, Nielsen HH Panel, Internal Buy Rate Calculation, Repeat NBD-Adj Nielsen HH Panel Penetration 1.34 1.50 1.56 1.75 2.04 Repeat 65 66 68 69 70

Net Sales +29.7% +26.8% Adj. EBITDA +33.8% +15.5% Adj. Gross Margin 4Q18 and FY18 results compared to prior year periods

Gaining SG&A leverage and reinvested for growth SG&A Leverage   FY 2018 FY 2017 Y-o-Y Change Adj. SG&A % Excluding Media 28.5% 31.0% +2.4% Media% 11.1% 8.9% -2.2% Total Adj. SG&A % 39.7% 39.9% +0.2%

Growing distribution reach (ACV) and depth (TDP) with significant room to grow Nielsen Mega-Channel % ACV for 13 week periods 4/5/14 through 12/29/18 Nielsen Mega-Channel TDP for 13 week periods 4/5/14 through 12/29/18 19,499 stores as of 12/31/18 Upgraded 805 stores in 2018

Freshpet productivity loop creates shareholder value

2019

Carrying strong momentum into 2019 Nielsen measured $ consumption for 7 weeks ending 2/16/19 and 2/17/18 compared to the same period prior year

Freshpet 2019 growth priorities Expand the Freshpet consumer franchise Increase HH penetration Expand buying rate Strengthen Freshpet’s retail presence Increase ACV and TDP’s Upgrade Fridges Install 2nd Fridges Strengthen Gross Margin/Adjusted EBITDA Margin Pricing Product Innovation Efficiency gains and capacity utilization Build more efficient capacity (Kitchens 2.0 start-up in 2020) Deliver SG&A absorption gains Continue Measured Development in Canada and UK Modest investment to establish consumer foundation Build Capability to Support Accelerated Longer-Term Capacity Expansion Invest in technical talent to enable more rapid and reliable capacity expansion and maximize its productivity

Expand the Freshpet consumer franchise Increase US advertising investment to $27 million (11+% of sales) More weeks Higher media weights

Expand the Freshpet consumer franchise Innovation that attracts new users Homestyle Creations – Custom Dog Meals Multi-Protein Roll

Expand Freshpet’s retail presence Strong velocity growth is driving increased retailer interest Add 1500-1600 net new stores to 21,000+ ( ACV by 7%) Upgrade another 500 Fridges (beyond 1000 committed in 2018) Install 800 second Fridges Will exceed 21,000 stores in 2019 Upgraded 805 Fridges in 2018

Strengthen gross margin/adjusted EBITDA margin Pricing Targeted bag items +2% pricing impact across total line Effective in mid-Q1 Innovation Increase appeal of rolls Higher margin bag items Begins shipping end of Q1 COGS Increase yield/throughput 24/7 on 2 lines in Jan. ‘19 24/7 on final line in Q2 Break ground on Kitchens 2.0 SG&A Scale benefits in freight G&A growth significantly < sales growth Increase Adj. Gross Margin – largely in back half of the year – to 51+% by year-end

Gaining leverage in SG&A Basis points

$2 Million Investment to Drive Establishment Continue measured development in Canada & UK

Build capability to support longer-term capacity expansion Up to $1 Million Investment in Technical Capability Process Development & Improvement Site Design & Development Quality & Process Engineering

Growing into scale: Adj. EBITDA growth > net sales growth 20182019% Change Net Sales$193.2>$240+24% Adjusted EBITDA$20.3>$28+38% $ in Millions Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

Driving net sales towards $500+ million and beyond

+26.8% +17.5% +14.3% +29.7% +19.6% +12.7% 2016 2017 2018 Q4 FY Q4 FY Q4 FY Topline Results – YoY Results Product innovation Upgraded Fridges Increased advertising

FY18 Results Adjusted Gross Profit % 50.2% Adjusted SG&A % 39.7% Adjusted EBITDA % 10.5% Simplifying non-GAAP measures Under our new format, you can subtract Adj. SG&A from Adj. Gross Profit to calculate FRPT’s Adj. EBITDA No change to Adjusted Gross Profit Margin or Adjusted EBITDA goals Now addbacks: COGS Option Expense Now addbacks: Launch Expense SG&A Depreciation Expense (A) – (B) = (A) (B)

Productivity gains offset by increased staffing, commodities and mix New Hires for 7-day Production Commodity & In-bound Freight Mix Shift Increased Yield and Throughput 4Q18 4Q17 Q4 Gross Margin Bridge

SG&A Leverage   4Q18 4Q17 Change Adj. Gross Margin 49.4% 51.4% -2.0%     Adj. SG&A % Excluding Media 27.8% 33.4% +5.6% Media % 3.7% 0.8% -2.9% Total Adj. SG&A % 31.5% 34.2% +2.7%     Adjusted EBITDA % 17.9% 17.2% +0.7%     Gaining leverage in SG&A

FY2019 Guidance 20182019% Change Net Sales$193.2>$240+24% Adjusted EBITDA$20.3>$28+38% $ in Millions Excluding incremental investments in Canada/UK and technical capability/capacity building, Adjusted EBITDA would be up 50+% in 2019

Series of actions designed to increase adjusted gross margin Price increases implemented Benefit of price increases realized Innovations launched Start-up final line on 24/7 Benefit of innovations realized Benefit of 24/7 staffing realized 51+% Adj. Gross Margin target Q1 Q2 Q3 Q4

Bridge to $60 million EBITDA in FY2020 FY19 Adj. EBITDA Guidance Contribution on $60mm of Additional Net Sales to get to $300MM Reduced int’l investment/loss Adjusted Gross Margin Increase from 50% to 52% on $300MM net sales Increased Fixed SG&A of 4% Logistics & Brokerage Efficiencies (1/2%) FY20 Adj. EBITDA Plan

Delighting pet parents, pets, shareholders and employees . . .

Appendix

Quarterly reconciliation for updated non-GAAP measures NON-GAAP SCHEDULES Adjusted EBITDA Three Months Ended Three Months Ended Three Months Ended Three Months Ended Twelve Months Ended Adj EBITDA inputs: YTD March 31, June 30, September 30, December 31, December 31, 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2016 2015 2014 Interest expense 9605 159670.09999999998 (Dollars in thousands) (Dollars in thousands) 9615 115102.82 Net Loss $-3,521 $-2,880 $-3,501 $-2,652 $-97 $-,246 $1,758 $1,516 $-5,361 $-4,262 $-3,160.8700000000003 $-3,710.7379999999998 $,-37,339 9607 13232.88 Fees on debt guarantee (a) 0 0 0 0 0 0 0 0 0 0 0 0 25,937 Depreciation and amortization 3,334 3,049 3,462 3,146 3,623 3,215.554050000002 3,649 3,281.181879999991 14,068 12,691.735929999993 9,887.4909399999287 7,574 6,425 9609 8227.98 Interest expense 69 176 98 190 94.381 465.25299999999999 34.927 78.56 296.30799999999999 909.81299999999987 698.08899999999994 455.35 4,614 Income tax expense 19 21 19 21 19.032 20.754000000000001 20 11.933 77.031999999999996 75 65.754000000000005 57.515999999999998 42 Loss on disposal 6152 142158.76075000004 EBITDA $-99 $366 $78 $705 $3,639.413 $3,455.5610500000021 $5,461.9269999999997 $4,887.6748799999914 $9,080.34 $9,413.5489299999936 $7,490.4639399999278 $4,376.1279999999997 $-,321 Loss on disposal of equipment 27.879000000000001 6.0049999999999999 48.381999999999998 84.867999999999995 28.507999999999999 6.819 37.39 6.024 142.15899999999999 103.71599999999999 189.53200000000004 94 309 Launch expense 7596 2001000 Non-cash share-based compensation (a) 1,092 930 1,302 1,229 1,776.3753299999998 1,132.8520000000001 2,637.2106899999999 1,145.81852 6,807.5860199999997 4,437.6705199999997 4,193.711499999998 3,923.8879900000002 1,564 7779 1089.6300000000001 Launch expense (b) 652.726 755.55518999999993 1,009.34889 675 1,015.2405500000001 928.6243199999999 863.07164 705.81691000000001 3,540.38708 3,065.9964199999999 2,813 2,626 3,513 7585 1527633.45 Plant start-up expenses (c) 0 0 0 0 0 0 0 0 0 0 1,628 0 113 7603 10664 Warrant fair valuation (d) 0 -,108.116 0 486.79700000000003 0 -44.052999999999997 0 0 0 334.62800000000004 49.076999999999998 -,503.10578000000004 337 7564 0 Shelf registration expenses (e) 0 0 0 0 137 0 225 0 362 0 0 593 0 *Manual input Leadership transition expenses (f) 0 0 0 0 0 100 0 -37 0 63 1,291 0 0 Litigation expense (g) 135 0 93 0 120 0 0 145 348 145 0 0 0 Adjusted EBITDA $1,808.605 $1,949.4441900000002 $2,530.7308899999998 $3,180.665 $6,715.5368799999997 $5,579.8033700000024 $9,223.5993299999991 $6,853.3343099999911 $20,280.472099999999 $17,564.559869999994 $17,654.144089999929 $11,109.91021 $5,515 UPDATE THE TOTALS FORMULAS IN FUTURE Q'S Shelf Registration 9516 362500 Adjusted EBITDA as a % of Net Sales* 4.2% 5.8% 5.3% 8.2% 0.13219560787401574 0.13906052012461065 0.17860308909242295 0.17206895252203147 0.10495128831434973 0.11528403225277137 0.13610787459427731 9.8% 6.6% Do not correct rounding on 2017 $2,370.265020000008 0.34585574156822524 $2,715.9122300000054 0.15462455365242272 $2,715.9122300000054 Secondary fees 9516 362500 Three Months Ended 43465 43373 43281 43190 43100 43008 42916 42825 Stock based comp - cogs 5011 859132.60091236164 (Dollars in thousands) Stock based comp - sga 8105 5948487.1468660757 Net Loss $1,758 $-97 $-3,501 $-3,521 $1,516 $-,246 $-2,652 $-2,880 Depreciation and amortization 3,649 3,623 3,462 3,334 3,281.181879999991 3,215.554050000002 3,146 3,049 Interest expense 34.927 94.381 98 69 78.56 465.25299999999999 190 176 Income tax expense 20 19.032 19 19 11.933 20.754000000000001 21 21 EBITDA $5,461.9269999999997 $3,639.413 $78 $-99 $4,887.6748799999914 $3,455.5610500000021 $705 $366 Loss on disposal of equipment 37.39 28.507999999999999 48.381999999999998 27.879000000000001 6.024 6.819 84.867999999999995 6.0049999999999999 Litigation 7756 348336.07999999996 Non-cash share-based compensation (a) 2,637.2106899999999 1,776.3753299999998 1,302 1,092 1,145.81852 1,132.8520000000001 1,229 930 Launch expense (b) 863.07164 1,015.2405500000001 1,009.34889 652.726 705.81691000000001 928.6243199999999 675 755.55518999999993 Warrant fair valuation (d) 0 0 0 0 0 -44.052999999999997 486.79700000000003 -,108.116 Shelf registration expenses (e) 225 137 0 0 0 0 0 0 Leadership transition expenses (f) 0 0 0 0 -37 100 0 0 Litigation expense (g) 0 120 93 135 145 0 0 0 Adjusted EBITDA $9,223.5993299999991 $6,715.5368799999997 $2,530.7308899999998 $1,808.605 $6,853.3343099999911 $5,579.8033700000024 $3,180.665 $1,949.4441900000002 Net Sales 51,643 50800 $47,625 43,170 39,829 40125 38728 33,678 Adjusted EBITDA as a % of Net Sales* 0.17860308909242295 0.13219560787401574 5.3% 4.2% 0.17206895252203147 0.13906052012461065 8.2% 5.8% $2,370.265020000008 0.34585574156822524 Reconciliation: SG&A Three Months Ended Twelve Months Ended March 31, June 30, September 30, December 31, December 31, 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2016 2015 2014 (Dollars in thousands) (Dollars in thousands) SG&A expenses (as reported) $23,537.944 $18,543.748 $26,287.523000000001 $19,996.957999999999 $23,572.313999999998 $19,303.705000000002 $21,477.994999999999 $17,322.757000000001 $94,875.775999999998 $75,167.168000000005 $62,586 $58,297 $48,299 12,581.168000000005 0.20102208161569687 $19,708.607999999993 Depreciation and amortization expense (a)** 1,843.50000000001 0 1,615.3831599999999 0 1,963.6659300000001 1,697.9845500000001 2,043.7224699999999 1,767.562320000002 2,126.8181700000023 1,819.346879999991 7,979.2115700000022 6,900.7359299999935 5,859.4909399999287 5,008 3,971 Non-cash share-based compensation (b) 1,028.3969999999999 889.97500000000002 1,212.5106168660759 1,162.5139999999999 1,705.8108599999998 1,064 2,001.7686699999999 1,079 5,949.4871468660749 4,195 3,972 3,723 1,830 Launch expense (c)** 652.726 0 755.55518999999993 0 1,009.34889 675 1,015.2405500000001 928.6243199999999 863.07164 707 3,540.38708 3,065.9964199999999 2,813 2,626 3,513 Shelf registration expenses (d) 0 0 0 0 137 0 225 0 362 0 0 593 0 Leadership transition expenses (e) 0 0 0 0 0 0 0 100 0 -37 0 63 1,291 0 0 Litigation expense (f) 135 0 93 0 120 0 0 145 348 145 0 0 0 Adjusted SG&A Expenses $19,878.815999999999 $0 $15,282.834650000001 $0 $22,008.997563133926 $16,461.459449999998 $18,549.540119999998 $15,443.51836 $16,261.336519999997 $13,609.410120000011 $76,697.690203133912 $60,797.435650000014 $48,650.509060000069 $46,347 $38,985 UPDATE THE TOTALS FORMULAS IN FUTURE Q'S Net Sales $43,169.601000000002 $33,677.571590000007 $47,624.955999999998 $38,728.363509999996 $50,799.601000000002 $40,125.6479999996 $51,643.303 $39,828.545689999999 $,193,237.46100000001 $,152,359.48726999998 $,129,707 $,113,505 $84,154 Adjusted SG&A Expenses as a % of Net Sales 0.46048180987357279 0.45379859438968528 0.46213160938424652 0.42504918767738553 0.36515129557808923 0.38488513061543567 0.31487793334984782 0.3416999010189069 0.39690901446450855 0.39903938205212902 0.37508005782263154 0.40832562442183162 0.46325783682296739 Reconciliation: Gross Margin Three Months Ended Twelve Months Ended March 31, June 30, September 30, December 31, December 31, 2018 2017 2018 2017 2018 2017 2018 2017 2018 2017 2016 2015 2014 (Dollars in thousands) (Dollars in thousands) Gross Profit (as reported) $20,128.18 $15,803.277000000004 $22,877.892 $18,169.837 $23,615.953000000001 $19,502.728999999996 $23,368 $18,940.74999999997 $89,989.863000000012 $72,415.917999999991 $60,371 $54,649 $42,218 Depreciation expense (a) 1,490.9949999999999 1,433.6168400000001 1,498.3340699999999 1,448.154499999999 1,579.2775300000001 1,447.99173 1,520.1818299999979 1,461.835 6,088.7884299999978 5,791 4,028 2,566 2,454 Plant start up expense (b) 0 0 0 0 0 0 0 0 0 0 1,628 0 113 Non-cash share-based compensation (c)* 63.603000000000065 0 40.024999999999977 0 89.489383133924093 0 66.486000000000104 0 70.564470000000028 0 68.852000000000089 0 635 68 859.09887313392483 242.67051999999967 221.07114999999976 200.88799000000017 -,266 Adjusted Gross Profit $21,682.615999999998 $0 $17,276.918840000006 $0 $24,465.715453133926 $0 $19,684.338449999999 $0 $25,265.795000000002 $0 $21,019.572729999996 $25,522.181829999998 $20,469.909999999996 $96,937.750303133944 $78,449.58851999999 $66,248.71150000003 $57,415.887990000003 $44,519 Net Sales $43,169.601000000002 $33,677.571590000007 $47,624.955999999998 $38,728.363509999996 $50,799.601000000002 $40,125.6479999996 $51,643.303 $39,828.545689999999 $,193,237.46100000001 $,152,359.48726999998 $,129,707 $,113,505 $84,154 Adjusted Gross Profit as a % of Net Sales 0.50226584211422287 0.51300963888768325 0.5137162846540777 0.50826672407465223 0.49736207573756336 0.5238521952757077 0.49420119061710671 0.51395072668042474 0.50165092110754828 0.51489795565521657 0.51075170306922524 0.5058445706356548 0.5290182284858711 -1.3% 15,900.254553133898 0.26152837505629062 Three Months Ended 43465 43373 43281 43190 43100 43008 42916 42825 (Dollars in thousands) Gross Profit (as reported) $23,368 $23,615.953000000001 $22,877.892 $20,128.18 $18,940.74999999997 $19,502.728999999996 $18,169.837 $15,803.277000000004 Depreciation expense (a) 1,520.1818299999979 1,579.2775300000001 1,498.3340699999999 1,490.9949999999999 1,461.835 1,447.99173 1,448.154499999999 1,433.6168400000001 -49273319575271479.049% $-1.9624846600016714 Non-cash share-based compensation (b)* 635 70.564470000000028 89.489383133924093 63.603000000000065 68 68.852000000000089 66.486000000000104 40.024999999999977 Adjusted Gross Profit $25,523.181829999998 $25,265.795000000002 $24,465.715453133926 $21,682.615999999998 $20,469.909999999996 $21,019.572729999996 $19,684.338449999999 $17,276.918840000006 Adjusted Gross Profit as a % of Net Sales 0.49423634444915338 0.49736207573756336 0.5137162846540777 0.50226584211422287 0.51400000000000001 0.5238521952757077 0.50826672407465223 0.51300963888768325 Three Months Ended 43465 43373 43281 43190 43100 43008 42916 42825 (Dollars in thousands) SG&A expenses (as reported) $21,477.994999999999 $23,572.313999999998 $26,287.523000000001 $23,537.944 $17,322.757000000001 $19,303.705000000002 $19,996.957999999999 $18,543.748 Depreciation and amortization expense (a)** 2,126.8181700000023 2,043.7224699999999 1,963.6659300000001 1,843.50000000001 1,819.346879999991 1,767.562320000002 1,697.9845500000001 1,615.3831599999999 0 Non-cash share-based compensation (b) 2,001.7686699999999 1,705.8108599999998 1,212.5106168660759 1,028.3969999999999 1,079 1,064 1,162.5139999999999 889.97500000000002 Launch expense (c)** 863.07164 1,015.2405500000001 1,009.34889 652.726 707 928.6243199999999 675 755.55518999999993 0 Shelf registration expenses (d) 225 137 0 0 0 0 0 0 Leadership transition expenses (e) 0 0 0 0 -37 100 0 0 0 Litigation expense (f) 0 120 93 135 145 0 0 0 Adjusted SG&A Expenses $16,261.336519999997 $18,549.540119999998 $22,008.997563133926 $19,878.815999999999 $13,609.410120000011 $15,443.51836 $16,461.459449999998 $15,282.834650000001 $0 Adjusted SG&A Expenses as a % of Net Sales 0.31487793334984782 0.36515129557808923 0.46213160938424652 0.46048180987357279 0.3416999010189069 0.38488513061543567 0.42504918767738553 0.45379859438968528

Annual reconciliation for updated non-GAAP measures

Accelerated growth in mega-channel 2018 fresh consumption +28% Nielsen Mega-Channel: XAOC + Pet + WFM Sales Growth

Steady distribution growth & accelerating velocity Nielsen Mega-Channel ACV and $M/$M ACV for 4 week periods 1/2/16 to 12/29/18

Advertising drove penetration gains which drove growth Nielsen HH Panel date for Freshpet Core Dog (Rolls, Roasted Meals and Fresh from the Kitchen) – Rolling 52 week penetration data